Exhibit 99.2

Quarterly Financial Supplement
First Quarter 2020
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
1st Quarter 2020

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income tax is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
2020 Notes

Name Change

In the fourth quarter of 2019, the Company changed the name of the Financial Reinsurance business within the U.S. and Latin America Financial Solutions segment to “Capital Solutions”. The name change better describes the product offerings for this part of the U.S. and Latin America Financial Solutions segment. This name change does not affect any previously or future reported results for the U.S. and Latin America Financial Solutions segment.

Financial Instruments - Credit Losses

Effective January 1, 2020, the Company adopted Accounting Standards Update (“ASU”) 2016-13, Financial Instruments – Credit Losses.  Under the new guidance, the Company records an allowance for credit losses on fixed maturity securities available-for-sale.  Prior to the adoption, the Company recorded credit losses as a direct reduction in the amortized cost of the securities. The changes to disclosures related to the adoption are reflected in the Investments section of this quarterly financial supplement beginning on page 30.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter
(USD millions, except in force & per share data)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Net premiums	$2,819	$2,986	$2,809	$2,764	$2,738	$81
Net income (loss)	(88)	235	263	202	170	(258)
Adjusted operating income	89	219	256	211	167	(78)
Return on equity - annualized	(3.4)%	8.1%	9.5%	8.0%	7.5%	(10.9)%
Return on equity - trailing 12 months	5.8%	8.4%	7.6%	8.5%	8.9%	(3.1)%
Adjusted operating return on equity (ex AOCI):
Annualized	4.3%	10.5%	12.6%	10.6%	8.5%	(4.2)%
Trailing 12 months	9.5%	10.5%	10.7%	11.0%	11.0%	(1.5)%
Total assets	$75,654	$76,731	$75,774	$72,044	$66,692	$8,962
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,618.4	$1,619.6	$1,618.5	$1,623.0	$1,618.9	$(0.5)
U.S. and Latin America Financial Solutions	5.4	5.1	5.2	2.0	2.0	3.4
Canada Traditional	389.5	417.1	401.7	406.1	394.1	(4.6)
Europe, Middle East and Africa Traditional	763.1	776.4	707.8	715.8	726.1	37.0
Asia Pacific Traditional	635.6	662.0	626.6	630.3	623.4	12.2
Asia Pacific Financial Solutions	0.4	—	—	—	0.1	0.3
Total assumed life reinsurance in force	$3,412.4	$3,480.2	$3,359.8	$3,377.2	$3,364.6	$47.8
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$34.0	$38.4	$23.9	$24.7	$28.8	$5.2
U.S. and Latin America Financial Solutions	—	—	3.2	—	—	—
Canada Traditional	12.2	14.9	8.1	9.0	8.4	3.8
Europe, Middle East and Africa Traditional	32.9	55.0	32.1	27.1	33.2	(0.3)
Asia Pacific Traditional	15.7	20.2	31.0	9.6	8.9	6.8
Total assumed new business production	$94.8	$128.5	$98.3	$70.4	$79.3	$15.5
Per Share and Shares Data
Basic earnings per share
Net income (loss)	$(1.41)	$3.75	$4.19	$3.23	$2.70	$(4.11)
Adjusted operating income	$1.43	$3.49	$4.09	$3.36	$2.66	$(1.23)
Diluted earnings per share (1)
Net income (loss) (1)	$(1.41)	$3.68	$4.12	$3.18	$2.65	$(4.06)
Adjusted operating income	$1.41	$3.43	$4.02	$3.31	$2.61	$(1.20)
Wgt. average common shares outstanding
Basic	62,138	62,633	62,666	62,678	62,758	(620)
Diluted	63,001	63,774	63,789	63,698	64,027	(1,026)
Common shares issued	79,138	79,138	79,138	79,138	79,138	—
Treasury shares	17,492	16,482	16,529	16,380	16,594	898
Common shares outstanding	61,646	62,656	62,609	62,758	62,544	(898)
Book value per share	$150.88	$185.17	$184.06	$170.64	$154.61	$(3.73)
Per share effect of AOCI	$18.33	$50.07	$52.04	$42.10	$28.23	$(9.90)
Book value per share, excluding AOCI	$132.55	$135.10	$132.02	$128.54	$126.38	$6.17

Stockholders’ dividends paid	$43.6	$43.9	$43.9	$37.6	$37.7	$5.9

(1) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$2,819	$2,986	$2,809	$2,764	$2,738	$81
Investment income, net of related expenses	594	677	679	584	580	14
Investment related gains (losses), net
Impairments and change in allowance for credit losses on fixed maturity securities	(34)	(13)	(9)	—	(9)	(25)
Other investment related gains (losses), net	(251)	35	58	12	17	(268)
Total investment related gains (losses), net	(285)	22	49	12	8	(293)
Other revenue	76	100	91	107	94	(18)
Total revenues	3,204	3,785	3,628	3,467	3,420	(216)
Benefits and expenses:
Claims and other policy benefits	2,664	2,703	2,470	2,516	2,508	156
Interest credited	146	180	226	158	133	13
Policy acquisition costs and other insurance expenses	248	310	322	260	312	(64)
Other operating expenses	195	234	210	222	202	(7)
Interest expense	41	44	46	43	40	1
Collateral finance and securitization expense	6	6	7	8	8	(2)
Total benefits and expenses	3,300	3,477	3,281	3,207	3,203	97
Income (loss) before income taxes	(96)	308	347	260	217	(313)
Provision for income taxes	(8)	73	84	58	47	(55)
Net income (loss)	$(88)	$235	$263	$202	$170	$(258)
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$(96)	$308	$347	$260	$217	$(313)
Investment and derivative (gains) losses (1)	(68)	30	(77)	(22)	13	(81)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	230	1	(9)	(5)	2	228
GMXB embedded derivatives (1)	128	(47)	42	18	(18)	146
Funds withheld (gains) losses - investment income	(2)	—	—	(1)	6	(8)
EIA embedded derivatives - interest credited	12	(10)	36	18	2	10
DAC offset, net	(87)	(4)	(13)	(3)	(12)	(75)
Investment (income) loss on unit-linked variable annuities	16	1	(12)	(3)	(12)	28
Interest credited on unit-linked variable annuities	(16)	(1)	12	3	12	(28)
Interest expense on uncertain tax positions	4	4	9	2	3	1
Non-investment derivatives	(3)	2	—	—	—	(3)
Adjusted operating income before income taxes	$118	$284	$335	$267	$213	$(95)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
After-tax adjusted operating income reconciliation:
Net income (loss)	$(88)	$235	$263	$202	$170	$(258)
Investment and derivative (gains) losses (1)	(51)	25	(61)	(15)	8	(59)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	182	—	(7)	(4)	2	180
GMXB embedded derivatives (1)	101	(37)	33	14	(14)	115
Funds withheld (gains) losses - investment income	(2)	—	—	(1)	5	(7)
EIA embedded derivatives - interest credited	9	(8)	28	14	2	7
DAC offset, net	(69)	(3)	(10)	(3)	(9)	(60)
Investment (income) loss on unit-linked variable annuities	13	—	(9)	(3)	(9)	22
Interest credited on unit-linked variable annuities	(13)	—	9	3	9	(22)
Interest expense on uncertain tax positions	3	3	7	2	2	1
Non-investment derivatives	(2)	2	—	—	—	(2)
Uncertain tax positions and other tax related items	6	2	3	2	1	5
Adjusted operating income	$89	$219	$256	$211	$167	$(78)

Wgt. average common shares outstanding (diluted)	63,001	63,774	63,789	63,698	64,027	(1,026)

Diluted earnings per share - adjusted operating income	$1.41	$3.43	$4.02	$3.31	$2.61	$(1.20)

Foreign currency effect on (2):
Net premiums	$(33)	$(5)	$(35)	$(60)	$(79)	$46
Adjusted operating income before income taxes	$(1)	$1	$(2)	$(5)	$(9)	$8

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Assets
Fixed maturity securities, available-for-sale	$48,555	$51,121	$49,481	$46,189	$41,738
Equity securities	112	320	135	147	90
Mortgage loans on real estate	6,014	5,706	5,647	5,405	5,118
Policy loans	1,314	1,319	1,290	1,320	1,312
Funds withheld at interest	5,258	5,662	5,614	5,696	5,730
Short-term investments	117	64	108	159	119
Other invested assets	2,542	2,363	2,215	2,122	2,007
Total investments	63,912	66,555	64,490	61,038	56,114
Cash and cash equivalents	2,820	1,449	2,636	2,288	2,020
Accrued investment income	510	493	520	470	443
Premiums receivable and other reinsurance balances	2,836	2,940	2,818	2,945	2,858
Reinsurance ceded receivables	889	904	863	851	815
Deferred policy acquisition costs	3,622	3,512	3,411	3,440	3,404
Other assets	1,065	878	1,036	1,012	1,038
Total assets	$75,654	$76,731	$75,774	$72,044	$66,692

Liabilities and stockholders’ equity
Future policy benefits	$29,521	$28,672	$27,086	$26,996	$25,977
Interest-sensitive contract liabilities	23,164	22,711	22,345	19,749	17,750
Other policy claims and benefits	5,854	5,711	6,147	6,136	5,911
Other reinsurance balances	596	557	513	513	517
Deferred income taxes	2,163	2,712	2,762	2,444	2,145
Other liabilities	1,505	1,188	1,406	1,481	1,278
Long-term debt	2,981	2,981	3,381	3,381	2,788
Collateral finance and securitization notes	569	598	610	635	656
Total liabilities	66,353	65,130	64,250	61,335	57,022

Stockholders’ equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	1,942	1,937	1,928	1,920	1,906
Retained earnings	7,802	7,952	7,766	7,550	7,412
Treasury stock	(1,574)	(1,426)	(1,429)	(1,404)	(1,415)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(223)	(92)	(157)	(123)	(147)
Unrealized appreciation of securities, net of income taxes	1,426	3,299	3,472	2,816	1,964
Pension and postretirement benefits, net of income taxes	(73)	(70)	(57)	(51)	(51)
Total stockholders’ equity	9,301	11,601	11,524	10,709	9,670
Total liabilities and stockholders’ equity	$75,654	$76,731	$75,774	$72,044	$66,692

Total stockholders’ equity, excluding AOCI	$8,171	$8,464	$8,266	$8,067	$7,904

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$1,373	$1,558	$1,404	$1,410	$1,357	$16
Investment income, net of related expenses	161	200	210	173	186	(25)
Investment related gains (losses), net	(7)	2	(10)	(4)	(6)	(1)
Other revenue	6	5	6	5	4	2
Total revenues	1,533	1,765	1,610	1,584	1,541	(8)

Benefits and expenses:
Claims and other policy benefits	1,367	1,427	1,241	1,293	1,300	67
Interest credited	19	19	20	19	20	(1)
Policy acquisition costs and other insurance expenses	175	195	201	180	176	(1)
Other operating expenses	34	39	35	37	33	1
Total benefits and expenses	1,595	1,680	1,497	1,529	1,529	66

Income (loss) before income taxes	$(62)	$85	$113	$55	$12	$(74)

Loss and expense ratios:
Claims and other policy benefits	99.6%	91.6%	88.4%	91.7%	95.8%	3.8%
Policy acquisition costs and other insurance expenses	12.7%	12.5%	14.4%	12.8%	13.0%	(0.3)%
Other operating expenses	2.5%	2.5%	2.5%	2.6%	2.4%	0.1%

Foreign currency effect on (1):
Net premiums	$—	$1	$—	$—	$(1)	$1
Income (loss) before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Qtr vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$1,373	$1,558	$1,404	$1,410	$1,357	$16
Investment income, net of related expenses	161	200	210	173	186	(25)
Other revenue	6	5	6	5	4	2
Total revenues	1,540	1,763	1,620	1,588	1,547	(7)

Benefits and expenses:
Claims and other policy benefits	1,367	1,427	1,241	1,293	1,300	67
Interest credited	19	19	20	19	20	(1)
Policy acquisition costs and other insurance expenses	175	195	201	180	176	(1)
Other operating expenses	34	39	35	37	33	1
Total benefits and expenses	1,595	1,680	1,497	1,529	1,529	66

Adjusted operating income (loss) before income taxes	$(55)	$83	$123	$59	$18	$(73)

Loss and expense ratios:
Claims and other policy benefits	99.6%	91.6%	88.4%	91.7%	95.8%	3.8%
Policy acquisition costs and other insurance expenses	12.7%	12.5%	14.4%	12.8%	13.0%	(0.3)%
Other operating expenses	2.5%	2.5%	2.5%	2.6%	2.4%	0.1%

Foreign currency effect on (1):
Net premiums	$—	$1	$—	$—	$(1)	$1
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$12	$11	$12	$9	$7	$5
Investment income, net of related expenses	233	272	254	204	197	36
Investment related gains (losses), net	(160)	(1)	58	17	1	(161)
Other revenue	28	28	36	50	23	5
Total revenues	113	310	360	280	228	(115)

Benefits and expenses:
Claims and other policy benefits	53	51	49	49	48	5
Interest credited	129	144	183	124	89	40
Policy acquisition costs and other insurance expenses	(38)	28	21	25	19	(57)
Other operating expenses	7	9	7	10	7	—
Total benefits and expenses	151	232	260	208	163	(12)

Income (loss) before income taxes	$(38)	$78	$100	$72	$65	$(103)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$12	$11	$12	$9	$7	$5
Investment income, net of related expenses	232	272	254	203	203	29
Other revenue	25	28	36	50	23	2
Total revenues	269	311	302	262	233	36

Benefits and expenses:
Claims and other policy benefits	53	51	49	49	48	5
Interest credited	117	154	147	106	87	30
Policy acquisition costs and other insurance expenses	49	32	34	28	31	18
Other operating expenses	7	9	7	10	7	—
Total benefits and expenses	226	246	237	193	173	53

Adjusted operating income before income taxes	$43	$65	$65	$69	$60	$(17)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive (continued)
(USD millions)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Annuity account values:
Fixed annuities (deferred)	$11,022	$11,140	$11,149	$10,374	$8,311

Net interest spread (fixed annuities)	1.4%	1.5%	1.4%	1.5%	1.6%

Equity-indexed annuities	$3,531	$3,589	$3,635	$3,656	$3,712

Variable annuities account values
No riders	$718	$711	$1,471	$1,486	$702
GMDB only	762	837	160	164	164
GMIB only	20	23	22	22	22
GMAB only	3	4	4	4	5
GMWB only	937	1,123	1,100	1,127	1,132
GMDB / WB	232	278	272	278	281
Other	15	18	17	17	18
Total variable annuities account values	$2,687	$2,994	$3,046	$3,098	$2,324

Fair value of liabilities associated with living benefit riders	$291	$163	$210	$168	$150

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$991	$907	$969	$1,003	$999

Bank-owned life insurance (BOLI)	$2,435	$2,459	$2,452	$602	$599

Other asset-intensive business	$128	$130	$133	$133	$136

Future policy benefits associated with:

Payout annuities	$4,713	$4,776	$4,844	$4,906	$4,974

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Investment income, net of related expenses	$1	$1	$1	$1	$1	$—
Other revenue	25	29	22	21	25	—
Total revenues	26	30	23	22	26	—

Benefits and expenses:
Policy acquisition costs and other insurance expenses	—	1	—	(1)	6	(6)
Other operating expenses	3	3	4	3	2	1
Total benefits and expenses	3	4	4	2	8	(5)

Income before income taxes	$23	$26	$19	$20	$18	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Investment income, net of related expenses	$1	$1	$1	$1	$1	$—
Other revenue	25	29	22	21	25	—
Total revenues	26	30	23	22	26	—

Benefits and expenses:
Policy acquisition costs and other insurance expenses	—	1	—	(1)	6	(6)
Other operating expenses	3	3	4	3	2	1
Total benefits and expenses	3	4	4	2	8	(5)

Adjusted operating income before income taxes	$23	$26	$19	$20	$18	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$260	$276	$271	$264	$255	$5
Investment income, net of related expenses	49	52	53	51	49	—
Investment related gains (losses), net	(12)	3	1	3	7	(19)
Other revenue	(1)	—	—	—	1	(2)
Total revenues	296	331	325	318	312	(16)

Benefits and expenses:
Claims and other policy benefits	220	235	216	206	200	20
Policy acquisition costs and other insurance expenses	45	56	57	57	54	(9)
Other operating expenses	8	12	9	9	7	1
Total benefits and expenses	273	303	282	272	261	12

Income before income taxes	$23	$28	$43	$46	$51	$(28)

Loss and expense ratios:
Claims and other policy benefits	84.6%	85.1%	79.7%	78.0%	78.4%	6.2%
Policy acquisition costs and other insurance expenses	17.3%	20.3%	21.0%	21.6%	21.2%	(3.9)%
Other operating expenses	3.1%	4.3%	3.3%	3.4%	2.7%	0.4%

Foreign currency effect on (1):
Net premiums	$(3)	$—	$(3)	$(9)	$(13)	$10
Income before income taxes	$1	$—	$—	$(2)	$(3)	$4

Creditor reinsurance net premiums	$17	$27	$29	$27	$27	$(10)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$260	$276	$271	$264	$255	$5
Investment income, net of related expenses	48	52	53	51	49	(1)
Investment related gains, net	2	2	2	2	1	1
Other revenue	(1)	—	—	—	1	(2)
Total revenues	309	330	326	317	306	3

Benefits and expenses:
Claims and other policy benefits	220	235	216	206	200	20
Policy acquisition costs and other insurance expenses	45	56	57	57	54	(9)
Other operating expenses	8	12	9	9	7	1
Total benefits and expenses	273	303	282	272	261	12

Adjusted operating income before income taxes	$36	$27	$44	$45	$45	$(9)

Loss and expense ratios:
Claims and other policy benefits	84.6%	85.1%	79.7%	78.0%	78.4%	6.2%
Policy acquisition costs and other insurance expenses	17.3%	20.3%	21.0%	21.6%	21.2%	(3.9)%
Other operating expenses	3.1%	4.3%	3.3%	3.4%	2.7%	0.4%

Foreign currency effect on (1):
Net premiums	$(3)	$—	$(3)	$(9)	$(13)	$10
Adjusted operating income before income taxes	$1	$(1)	$—	$(2)	$(2)	$3

Creditor reinsurance net premiums	$17	$27	$29	$27	$27	$(10)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$21	$22	$22	$23	$22	$(1)
Investment income, net of related expenses	1	1	1	—	1	—
Other revenue	2	4	1	1	1	1
Total revenues	24	27	24	24	24	—

Benefits and expenses:
Claims and other policy benefits	20	19	20	20	21	(1)
Policy acquisition costs and other insurance expenses	—	1	—	1	—	—
Other operating expenses	1	—	1	(1)	2	(1)
Total benefits and expenses	21	20	21	20	23	(2)

Income before income taxes	$3	$7	$3	$4	$1	$2

Foreign currency effect on (2):
Net premiums	$—	$—	$—	$(1)	$(1)	$1
Income before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$21	$22	$22	$23	$22	$(1)
Investment income, net of related expenses	1	1	1	—	1	—
Other revenue	2	4	1	1	1	1
Total revenues	24	27	24	24	24	—

Benefits and expenses:
Claims and other policy benefits	20	19	20	20	21	(1)
Policy acquisition costs and other insurance expenses	—	1	—	1	—	—
Other operating expenses	1	—	1	(1)	2	(1)
Total benefits and expenses	21	20	21	20	23	(2)

Adjusted operating income before income taxes	$3	$7	$3	$4	$1	$2

Foreign currency effect on (2):
Net premiums	$—	$—	$—	$(1)	$(1)	$1
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$390	$368	$359	$351	$364	$26
Investment income, net of related expenses	19	19	17	18	19	—
Other revenue	(2)	1	2	1	1	(3)
Total revenues	407	388	378	370	384	23

Benefits and expenses:
Claims and other policy benefits	334	300	297	296	312	22
Policy acquisition costs and other insurance expenses	30	30	27	28	29	1
Other operating expenses	26	35	29	30	27	(1)
Total benefits and expenses	390	365	353	354	368	22

Income before income taxes	$17	$23	$25	$16	$16	$1

Loss and expense ratios:
Claims and other policy benefits	85.6%	81.5%	82.7%	84.3%	85.8%	(0.2)%
Policy acquisition costs and other insurance expenses	7.7%	8.2%	7.4%	7.9%	8.2%	(0.5)%
Other operating expenses	6.7%	9.5%	8.1%	8.6%	7.3%	(0.6)%

Foreign currency effect on (1):
Net premiums	$(13)	$(4)	$(17)	$(23)	$(33)	$20
Income before income taxes	$—	$(1)	$(1)	$(1)	$(2)	$2

Critical illness net premiums	$42	$42	$49	$43	$44	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$390	$368	$359	$351	$364	$26
Investment income, net of related expenses	19	19	17	18	19	—
Other revenue	(2)	1	2	1	1	(3)
Total revenues	407	388	378	370	384	23

Benefits and expenses:
Claims and other policy benefits	334	300	297	296	312	22
Policy acquisition costs and other insurance expenses	30	30	27	28	29	1
Other operating expenses	26	35	29	30	27	(1)
Total benefits and expenses	390	365	353	354	368	22

Adjusted operating income before income taxes	$17	$23	$25	$16	$16	$1

Loss and expense ratios:
Claims and other policy benefits	85.6%	81.5%	82.7%	84.3%	85.8%	(0.2)%
Policy acquisition costs and other insurance expenses	7.7%	8.2%	7.4%	7.9%	8.2%	(0.5)%
Other operating expenses	6.7%	9.5%	8.1%	8.6%	7.3%	(0.6)%

Foreign currency effect on (1):
Net premiums	$(13)	$(4)	$(17)	$(23)	$(33)	$20
Adjusted operating income before income taxes	$1	$(1)	$(1)	$(1)	$(2)	$3

Critical illness net premiums	$42	$42	$49	$43	$44	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$53	$54	$55	$57	$52	$1
Investment income, net of related expenses	28	45	55	47	48	(20)
Investment related gains (losses), net	(6)	1	2	3	3	(9)
Other revenue	3	10	5	7	6	(3)
Total revenues	78	110	117	114	109	(31)

Benefits and expenses:
Claims and other policy benefits	53	19	34	47	49	4
Interest credited	(17)	(1)	12	3	12	(29)
Policy acquisition costs and other insurance expenses	1	10	—	1	1	—
Other operating expenses	11	10	10	11	9	2
Total benefits and expenses	48	38	56	62	71	(23)

Income before income taxes	$30	$72	$61	$52	$38	$(8)

Foreign currency effect on (2):
Net premiums	$(1)	$—	$(3)	$(3)	$(4)	$3
Income before income taxes	$—	$—	$(3)	$(3)	$(3)	$3

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$53	$54	$55	$57	$52	$1
Investment income, net of related expenses	44	46	43	44	36	8
Investment related gains (losses), net	—	—	—	—	—	—
Other revenue	3	12	5	7	6	(3)
Total revenues	100	112	103	108	94	6

Benefits and expenses:
Claims and other policy benefits	53	19	34	47	49	4
Interest credited	(1)	—	—	—	—	(1)
Policy acquisition costs and other insurance expenses	1	10	—	1	1	—
Other operating expenses	11	10	10	11	9	2
Total benefits and expenses	64	39	44	59	59	5

Adjusted operating income before income taxes	$36	$73	$59	$49	$35	$1

Foreign currency effect on (2):
Net premiums	$(1)	$—	$(3)	$(3)	$(4)	$3
Adjusted operating income before income taxes	$(1)	$—	$(3)	$(3)	$(2)	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$636	$659	$656	$606	$647	$(11)
Investment income, net of related expenses	27	27	27	24	26	1
Other revenue	4	3	2	4	—	4
Total revenues	667	689	685	634	673	(6)

Benefits and expenses:
Claims and other policy benefits	555	618	585	568	546	9
Policy acquisition costs and other insurance expenses	49	13	40	(12)	51	(2)
Other operating expenses	39	46	38	44	39	—
Total benefits and expenses	643	677	663	600	636	7

Income before income taxes	$24	$12	$22	$34	$37	$(13)

Loss and expense ratios:
Claims and other policy benefits	87.3%	93.8%	89.0%	93.7%	84.5%	2.8%
Policy acquisition costs and other insurance expenses	7.7%	2.0%	6.1%	(1.9)%	7.8%	(0.1)%
Other operating expenses	6.1%	7.0%	6.1%	7.0%	6.1%	—%

Foreign currency effect on (1):
Net premiums	$(16)	$(3)	$(12)	$(23)	$(27)	$11
Income before income taxes	$(1)	$1	$3	$1	$(2)	$1

Critical illness net premiums	$256	$266	$294	$243	$252	$4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$636	$659	$656	$606	$647	$(11)
Investment income, net of related expenses	27	27	27	24	26	1
Other revenue	4	3	2	4	—	4
Total revenues	667	689	685	634	673	(6)

Benefits and expenses:
Claims and other policy benefits	555	618	585	568	546	9
Policy acquisition costs and other insurance expenses	49	13	40	(12)	51	(2)
Other operating expenses	39	46	38	44	39	—
Total benefits and expenses	643	677	663	600	636	7

Adjusted operating income before income taxes	$24	$12	$22	$34	$37	$(13)

Loss and expense ratios:
Claims and other policy benefits	87.3%	93.8%	89.0%	93.7%	84.5%	2.8%
Policy acquisition costs and other insurance expenses	7.7%	2.0%	6.1%	(1.9)%	7.8%	(0.1)%
Other operating expenses	6.1%	7.0%	6.1%	7.0%	6.1%	—%

Foreign currency effect on (1):
Net premiums	$(16)	$(3)	$(12)	$(23)	$(27)	$11
Adjusted operating income before income taxes	$(1)	$1	$3	$1	$(2)	$1

Critical illness net premiums	$256	$266	$294	$243	$252	$4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$74	$38	$30	$44	$34	$40
Investment income, net of related expenses	17	15	10	11	10	7
Investment related gains (losses), net	(33)	7	(1)	(1)	4	(37)
Other revenue	10	8	7	5	7	3
Total revenues	68	68	46	59	55	13

Benefits and expenses:
Claims and other policy benefits	62	34	28	37	32	30
Interest credited	13	11	7	6	7	6
Policy acquisition costs and other insurance expenses	14	5	5	10	5	9
Other operating expenses	4	5	4	4	5	(1)
Total benefits and expenses	93	55	44	57	49	44

Income (loss) before income taxes	$(25)	$13	$2	$2	$6	$(31)

Foreign currency effect on (2):
Net premiums	$—	$—	$1	$—	$(1)	$1
Income (loss) before income taxes	$2	$—	$1	$—	$—	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Net premiums	$74	$38	$30	$44	$34	$40
Investment income, net of related expenses	17	15	10	11	10	7
Investment related gains, net	2	2	2	1	1	1
Other revenue	10	8	7	5	7	3
Total revenues	103	63	49	61	52	51

Benefits and expenses:
Claims and other policy benefits	62	34	28	37	32	30
Interest credited	13	11	7	6	7	6
Policy acquisition costs and other insurance expenses	14	5	5	10	5	9
Other operating expenses	4	5	4	4	5	(1)
Total benefits and expenses	93	55	44	57	49	44

Adjusted operating income before income taxes	$10	$8	$5	$4	$3	$7

Foreign currency effect on (2):
Net premiums	$—	$—	$1	$—	$(1)	$1
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Investment income, net of related expenses	$58	$45	$51	$55	$43	$15
Investment related gains (losses), net	(67)	10	(1)	(6)	(1)	(66)
Other revenue	1	12	10	13	26	(25)
Total revenues	(8)	67	60	62	68	(76)

Benefits and expenses:
Interest credited	2	7	4	6	5	(3)
Policy acquisition costs and other insurance income	(28)	(29)	(29)	(29)	(29)	1
Other operating expenses	62	75	73	75	71	(9)
Interest expense	41	44	46	43	40	1
Collateral finance and securitization expense	6	6	7	8	8	(2)
Total benefits and expenses	83	103	101	103	95	(12)

Loss before income taxes	$(91)	$(36)	$(41)	$(41)	$(27)	$(64)

Foreign currency effect on (1):
Loss before income taxes	$2	$—	$—	$—	$—	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Revenues:
Investment income, net of related expenses	$58	$45	$51	$55	$43	$15
Investment related gains, net	1	2	1	—	3	(2)
Other revenue	1	12	10	13	26	(25)
Total revenues	60	59	62	68	72	(12)

Benefits and expenses:
Interest credited	2	7	4	6	5	(3)
Policy acquisition costs and other insurance income	(28)	(29)	(29)	(29)	(29)	1
Other operating expenses	62	75	73	75	71	(9)
Interest expense	37	40	37	41	37	—
Collateral finance and securitization expense	6	6	7	8	8	(2)
Total benefits and expenses	79	99	92	101	92	(13)

Adjusted operating loss before income taxes	$(19)	$(40)	$(30)	$(33)	$(20)	$1

Foreign currency effect on (1):
Adjusted operating loss before income taxes	$(1)	$—	$—	$—	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
U.S. and Latin America:
Traditional	$(62)	$85	$113	$55	$12	$(74)
Financial Solutions:
Asset Intensive	(38)	78	100	72	65	(103)
Capital Solutions	23	26	19	20	18	5
Total U.S. and Latin America	(77)	189	232	147	95	(172)
Canada:
Traditional	23	28	43	46	51	(28)
Financial Solutions	3	7	3	4	1	2
Total Canada	26	35	46	50	52	(26)
Europe, Middle East and Africa:
Traditional	17	23	25	16	16	1
Financial Solutions	30	72	61	52	38	(8)
Total Europe, Middle East and Africa	47	95	86	68	54	(7)
Asia Pacific:
Traditional	24	12	22	34	37	(13)
Financial Solutions	(25)	13	2	2	6	(31)
Total Asia Pacific	(1)	25	24	36	43	(44)
Corporate and Other	(91)	(36)	(41)	(41)	(27)	(64)
Consolidated income (loss) before income taxes	$(96)	$308	$347	$260	$217	$(313)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
U.S. and Latin America:
Traditional	$(55)	$83	$123	$59	$18	$(73)
Financial Solutions:
Asset Intensive	43	65	65	69	60	(17)
Capital Solutions	23	26	19	20	18	5
Total U.S. and Latin America	11	174	207	148	96	(85)
Canada:
Traditional	36	27	44	45	45	(9)
Financial Solutions	3	7	3	4	1	2
Total Canada	39	34	47	49	46	(7)
Europe, Middle East and Africa:
Traditional	17	23	25	16	16	1
Financial Solutions	36	73	59	49	35	1
Total Europe, Middle East and Africa	53	96	84	65	51	2
Asia Pacific:
Traditional	24	12	22	34	37	(13)
Financial Solutions	10	8	5	4	3	7
Total Asia Pacific	34	20	27	38	40	(6)
Corporate and Other	(19)	(40)	(30)	(33)	(20)	1
Consolidated adjusted operating income before income taxes	$118	$284	$335	$267	$213	$(95)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Fixed maturity securities, available-for-sale (1)	$48,555	$51,121	$49,481	$46,189	$41,738
Equity securities	112	320	135	147	90
Mortgage loans on real estate	6,014	5,706	5,647	5,405	5,118
Policy loans	1,314	1,319	1,290	1,320	1,312
Funds withheld at interest	5,258	5,662	5,614	5,696	5,730
Short-term investments	117	64	108	159	119
Other invested assets	2,542	2,363	2,215	2,122	2,007
Cash and cash equivalents	2,820	1,449	2,636	2,288	2,020
Total cash and invested assets	$66,732	$68,004	$67,126	$63,326	$58,134

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Average invested assets at amortized cost (1)	$29,728	$29,513	$29,043	$28,487	$28,097	$1,631
Net investment income (1)	$299	$330	$344	$307	$310	$(11)
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.08%	4.55%	4.83%	4.38%	4.49%	(41) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	March 31, 2020
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$29,203	$26	$1,294	$977	$29,494	60.8%
Canadian government	2,793	—	1,445	1	4,237	8.7%
RMBS	2,241	—	77	27	2,291	4.7%
ABS	2,940	—	4	277	2,667	5.5%
CMBS	1,841	—	24	56	1,809	3.7%
U.S. government	1,398	—	244	—	1,642	3.4%
State and political subdivisions	1,071	—	108	10	1,169	2.4%
Other foreign government	5,133	7	233	113	5,246	10.8%
Total fixed maturity securities	$46,620	$33	$3,429	$1,461	$48,555	100.0%

	December 31, 2019
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Impairments in AOCI
Available-for-sale:
Corporate	$29,205	$2,269	$81	$31,393	61.4%	$—
Canadian government	3,016	1,596	—	4,612	9.0%	—
RMBS	2,339	62	3	2,398	4.7%	—
ABS	2,973	19	14	2,978	5.8%	—
CMBS	1,841	61	3	1,899	3.7%	—
U.S. government	2,096	57	1	2,152	4.2%	—
State and political subdivisions	1,074	93	3	1,164	2.3%	—
Other foreign government	4,209	321	5	4,525	8.9%	—
Total fixed maturity securities	$46,753	$4,478	$110	$51,121	100.0%	$—

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	March 31, 2020				December 31, 2019
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,365	$5,447	18.6%	A-	$5,443	$5,804	18.6%	A-
Brokerage/asset managers/exchanges	775	780	2.6%	A-	756	811	2.6%	A-
Finance companies	299	269	0.9%	BBB	241	255	0.8%	BBB
Insurance	3,280	3,302	11.2%	A-	3,178	3,429	10.9%	A-
REITs	701	693	2.3%	BBB+	716	760	2.4%	A-
Other finance	559	565	1.9%	A-	562	594	1.9%	A-
Total financial institutions	$10,979	$11,056	37.5%		$10,896	$11,653	37.2%
Industrials
Basic	$1,800	$1,744	5.9%	BBB	$1,790	$1,925	6.1%	BBB
Capital goods	1,293	1,265	4.3%	BBB	1,292	1,353	4.3%	BBB
Communications	2,125	2,231	7.5%	BBB+	2,126	2,346	7.5%	BBB+
Consumer cyclical	1,467	1,447	4.9%	BBB+	1,477	1,571	5.0%	BBB+
Consumer noncyclical	2,909	3,087	10.4%	BBB+	2,898	3,147	10.0%	BBB+
Energy	1,895	1,726	5.9%	BBB+	1,939	2,099	6.7%	BBB+
Technology	1,002	1,051	3.6%	A-	974	1,027	3.3%	A-
Transportation	1,787	1,789	6.1%	A-	1,791	1,919	6.1%	A-
Other industrial	425	416	1.4%	BBB+	405	416	1.3%	BBB+
Total industrials	$14,703	$14,756	50.0%		$14,692	$15,803	50.3%
Utilities
Electric	$2,752	$2,868	9.7%	A-	$2,810	$3,046	9.7%	A-
Natural gas	415	435	1.5%	A-	475	516	1.6%	A-
Other utility	354	379	1.3%	BBB+	332	375	1.2%	A-
Total utilities	$3,521	$3,682	12.5%		$3,617	$3,937	12.5%
Total	$29,203	$29,494	100.0%	BBB+	$29,205	$31,393	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		March 31, 2020			December 31, 2019			September 30, 2019			June 30, 2019			March 31, 2019
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$29,310	$31,660	65.2%	$30,100	$33,284	65.2%	$28,620	$32,128	64.9%	$27,571	$30,513	66.1%	$25,497	$27,674	66.3%
2	BBB	14,810	14,665	30.2%	14,366	15,514	30.3%	14,130	15,213	30.7%	12,942	13,705	29.7%	11,873	12,245	29.3%
3	BB	1,877	1,727	3.6%	1,706	1,748	3.4%	1,586	1,611	3.3%	1,389	1,408	3.0%	1,319	1,319	3.2%
4	B	509	452	0.9%	514	518	1.0%	443	444	0.9%	490	495	1.1%	420	422	1.0%
5	CCC	101	41	0.1%	36	23	—%	30	29	0.1%	15	16	—%	13	14	—%
6	In or near default	13	10	—%	31	34	0.1%	51	56	0.1%	51	52	0.1%	67	64	0.2%
	Total	$46,620	$48,555	100.0%	$46,753	$51,121	100.0%	$44,860	$49,481	100.0%	$42,458	$46,189	100.0%	$39,189	$41,738	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	March 31, 2020			December 31, 2019			September 30, 2019			June 30, 2019			March 31, 2019
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$726	$796	11.8%	$742	$777	10.6%	$787	$834	11.9%	$893	$929	14.2%	$799	$815	14.4%
Non-agency	1,515	1,495	22.1%	1,597	1,621	22.3%	1,574	1,606	22.8%	1,322	1,348	20.7%	1,171	1,179	20.8%
Total RMBS	2,241	2,291	33.9%	2,339	2,398	32.9%	2,361	2,440	34.7%	2,215	2,277	34.9%	1,970	1,994	35.2%
ABS:
Collateralized loan obligations ("CLOs")	1,725	1,558	23.0%	1,750	1,743	24.0%	1,590	1,581	22.4%	1,443	1,434	22.0%	1,323	1,311	23.1%
ABS, excluding CLOs	1,215	1,109	16.4%	1,223	1,235	17.0%	1,219	1,242	17.6%	1,039	1,060	16.3%	920	931	16.4%
Total ABS	2,940	2,667	39.4%	2,973	2,978	41.0%	2,809	2,823	40.0%	2,482	2,494	38.3%	2,243	2,242	39.5%
CMBS	1,841	1,809	26.7%	1,841	1,899	26.1%	1,698	1,782	25.3%	1,687	1,747	26.8%	1,405	1,432	25.3%
Total	$7,022	$6,767	100.0%	$7,153	$7,275	100.0%	$6,868	$7,045	100.0%	$6,384	$6,518	100.0%	$5,618	$5,668	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Gross Unrealized Losses Aging
Fixed Maturity Securities

	March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$1,052	72.0%	$76	69.1%	$76	74.5%	$73	76.1%	$208	90.5%
20% or more for less than six months	409	28.0%	20	18.2%	10	9.8%	22	22.9%	21	9.1%
20% or more for six months or greater	—	—%	14	12.7%	16	15.7%	1	1.0%	1	0.4%
Total	$1,461	100.0%	$110	100.0%	$102	100.0%	$96	100.0%	$230	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of March 31, 2020
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$9,666	$729	$93	$18	$9,759	$747
Canadian government	—	—	6	1	6	1
RMBS	1,047	25	41	2	1,088	27
ABS	1,936	203	552	65	2,488	268
CMBS	913	52	21	1	934	53
U.S. government	—	—	—	—	—	—
State and political subdivisions	158	9	12	1	170	10
Other foreign government	1,813	94	7	4	1,820	98
Total investment grade securities	$15,533	$1,112	$732	$92	$16,265	$1,204

Below investment grade securities:
Corporate	$1,106	$219	$66	$11	$1,172	$230
ABS	15	9	—	—	15	9
CMBS	23	3	—	—	23	3
Other foreign government	150	13	7	2	157	15
Total below investment grade securities	$1,294	$244	$73	$13	$1,367	$257
Total fixed maturity securities	$16,827	$1,356	$805	$105	$17,632	$1,461

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2019
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,936	$29	$293	$7	$2,229	$36
Canadian government	—	—	—	—	—	—
RMBS	367	2	84	1	451	3
ABS	773	5	739	9	1,512	14
CMBS	253	3	—	—	253	3
U.S. government	49	1	—	—	49	1
State and political subdivisions	103	2	12	1	115	3
Other foreign government	278	4	—	—	278	4
Total investment grade securities	$3,759	$46	$1,128	$18	$4,887	$64

Below investment grade securities:
Corporate	$220	$38	$100	$7	$320	$45
Other foreign government	—	—	10	1	10	1
Total below investment grade securities	$220	$38	$110	$8	$330	$46
Total fixed maturity securities	$3,979	$84	$1,238	$26	$5,217	$110

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Fixed maturity securities available-for-sale:
Impairments and change in allowance for credit losses on fixed maturity securities	$(34)	$(13)	$(9)	$—	$(9)	$(25)
Gain on investment activity	27	35	68	20	28	(1)
Loss on investment activity	(8)	(11)	(13)	(7)	(19)	11
Net gains (losses) on fixed maturity securities available-for-sale	(15)	11	46	13	—	(15)

Net gains (losses) on equity securities	(23)	5	4	3	4	(27)
Other impairment losses and change in mortgage loan provision	(13)	—	(4)	(6)	(2)	(11)
Other non-derivative gain (loss), net	9	(1)	4	5	5	4

Free-standing derivatives:
Credit default swaps	(24)	8	2	5	15	(39)
Interest rate swaps - non-hedged	106	(32)	39	34	24	82
Foreign currency swaps - non-hedged	(13)	4	1	(6)	1	(14)
Foreign currency swaps - hedged	(8)	2	(2)	(3)	(1)	(7)
Financial futures	44	(16)	—	(8)	(22)	66
CPI swaps	(40)	6	(8)	(7)	(9)	(31)
Equity options	53	(12)	—	(5)	(23)	76
Foreign currency forwards	(3)	1	—	—	—	(3)
Total free-standing derivatives	115	(39)	32	10	(15)	130

Embedded derivatives:
Modified coinsurance and funds withheld treaties	(230)	(1)	9	5	(2)	(228)
GMXB	(128)	47	(42)	(18)	18	(146)
Total embedded derivatives	(358)	46	(33)	(13)	16	(374)

Net gain (loss) on total derivatives	(243)	7	(1)	(3)	1	(244)

Total investment related gains (losses), net	$(285)	$22	$49	$12	$8	$(293)

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
U.S. & Latin America Traditional
Income (loss) before income taxes	$(62)	$85	$113	$55	$12	$(74)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	7	(2)	10	4	6	1
Adjusted operating income (loss) before income taxes	$(55)	$83	$123	$59	$18	$(73)

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$(38)	$78	$100	$72	$65	$(103)
Investment and derivative (gains) losses (1)	(191)	45	(81)	(26)	21	(212)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	223	3	(19)	(9)	(4)	227
GMXB embedded derivatives (1)	128	(47)	42	18	(18)	146
Funds withheld (gains) losses - investment income	(1)	—	—	(1)	6	(7)
EIA embedded derivatives - interest credited	12	(10)	36	18	2	10
DAC offset, net	(87)	(4)	(13)	(3)	(12)	(75)
Non-investment derivatives	(3)	—	—	—	—	(3)
Adjusted operating income before income taxes	$43	$65	$65	$69	$60	$(17)

U.S. & Latin America Capital Solutions
Income before income taxes	$23	$26	$19	$20	$18	$5
Adjusted operating income before income taxes	$23	$26	$19	$20	$18	$5

Canada Traditional
Income before income taxes	$23	$28	$43	$46	$51	$(28)
Investment and derivative (gains) losses (1)	14	(1)	1	(1)	(6)	20
Investment income - non-operating FWAI	(1)	—	—	—	—	(1)
Adjusted operating income before income taxes	$36	$27	$44	$45	$45	$(9)

Canada Financial Solutions
Income before income taxes	$3	$7	$3	$4	$1	$2
Adjusted operating income before income taxes	$3	$7	$3	$4	$1	$2

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2020	2019	2019	2019	2019	Quarter
Europe, Middle East and Africa Traditional
Income before income taxes	$17	$23	$25	$16	$16	$1
Adjusted operating income before income taxes	$17	$23	$25	$16	$16	$1

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$30	$72	$61	$52	$38	$(8)
Investment and derivative (gains) losses (1)	6	(1)	(2)	(3)	(3)	9
Investment (income) loss on unit-linked variable annuities	16	1	(12)	(3)	(12)	28
Interest credited on unit-linked variable annuities	(16)	(1)	12	3	12	(28)
Non-investment derivatives	—	2	—	—	—	—
Adjusted operating income before income taxes	$36	$73	$59	$49	$35	$1

Asia Pacific Traditional
Income before income taxes	$24	$12	$22	$34	$37	$(13)
Adjusted operating income before income taxes	$24	$12	$22	$34	$37	$(13)

Asia Pacific Financial Solutions
Income (loss) before income taxes	$(25)	$13	$2	$2	$6	$(31)
Investment and derivative (gains) losses (1)	35	(5)	3	2	(3)	38
Adjusted operating income before income taxes	$10	$8	$5	$4	$3	$7

Corporate and Other
Loss before income taxes	$(91)	$(36)	$(41)	$(41)	$(27)	$(64)
Investment and derivative (gains) losses (1)	68	(8)	2	6	4	64
Interest expense on uncertain tax positions	4	4	9	2	3	1
Adjusted operating loss before income taxes	$(19)	$(40)	$(30)	$(33)	$(20)	$1

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019

Stockholders’ equity	$9,301	$11,601	$11,524	$10,709	$9,670
Less effect of AOCI:
Accumulated currency translation adjustments	(223)	(92)	(157)	(123)	(147)
Unrealized appreciation of securities	1,426	3,299	3,472	2,816	1,964
Pension and postretirement benefits	(73)	(70)	(57)	(51)	(51)
Stockholders’ equity, excluding AOCI	$8,171	$8,464	$8,266	$8,067	$7,904

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019

Book value per share	$150.88	$185.17	$184.06	$170.64	$154.61
Less effect of AOCI:
Accumulated currency translation adjustments	(3.62)	(1.46)	(2.51)	(1.96)	(2.36)
Unrealized appreciation of securities	23.14	52.65	55.46	44.87	31.41
Pension and postretirement benefits	(1.19)	(1.12)	(0.91)	(0.81)	(0.82)
Book value per share, excluding AOCI	$132.55	$135.10	$132.02	$128.54	$126.38

Page 41